GENERAL INFORMATION	6 Months Ended
Jun. 30, 2025
Disclosure of general information [Abstract]
GENERAL INFORMATION
NOTE 1 – GENERAL INFORMATION

a.	General

BioLineRx Ltd. (“BioLineRx”), headquartered in Modi’in, Israel, was incorporated and commenced operations in April 2003. BioLineRx and its subsidiaries (collectively, the “Company”) are engaged in the development (primarily in clinical stages) and commercialization of therapeutics, with a focus on the fields of oncology and hematology.

The Company’s American Depositary Shares (“ADSs”) are traded on the NASDAQ Capital Market, and its ordinary shares are traded on the Tel Aviv Stock Exchange. Each ADS represents 600 ordinary shares.

The Company has one wholly owned subsidiary, BioLineRx USA, Inc., incorporated in the U.S., which had been engaged in commercialization activities associated with the launch of motixafortide for stem-cell mobilization in the U.S., and which is now substantially inactive since the end of 2024 (see below). The Company previously held a substantially wholly owned subsidiary, Agalimmune Ltd. (“Agalimmune”), incorporated in the United Kingdom, which had been engaged in clinical development activities in the field of immuno-oncology. Following a decision made in December 2023 to terminate the development of Agalimmune’s principal asset, the Company wrote-off the entire intangible asset related to Agalimmune in its December 2023 consolidated financial statements. Agalimmune was sold to a third party in June 2025 for future potential royalty consideration, in the event that such third party successfully brings an Agalimmune product to the market in the future.

In September 2023, the U.S. Food and Drug Administration (“FDA”) approved motixafortide in stem cell mobilization for autologous transplantation for multiple myeloma patients, and the Company began to independently commercialize motixafortide in the U.S.

In October 2023, the Company out-licensed the rights to motixafortide for all indications in substantially all of Asia, and in November 2024, the Company out-licensed the global rights (other than in Asia) to motixafortide for all indications, other than solid tumors, and closed on an equity investment. In connection with the November 2024 transactions, the Company shut down its independent commercialization activities in the U.S., and entered into an agreement to repay a substantial portion of its outstanding debt, as well as restructure the remaining debt balance. Following these actions, the Company has refocused its operations on development activities in Israel in the fields of oncology (including solid tumors) and rare diseases, at a significantly reduced annual cash burn rate.

b.	War in Israel

On October 7, 2023, an unprecedented invasion was launched against Israel from the Gaza Strip by terrorists from the Hamas terrorist organization that infiltrated Israel’s southern border and other areas within the country, attacking civilians and military targets while simultaneously launching extensive rocket attacks on the Israeli civilian population. These attacks resulted in extensive deaths, injuries and the kidnapping of civilians and soldiers. In response, the Security Cabinet of the State of Israel declared war against Hamas, with commencement of a military campaign against the terrorist organization, in parallel to its continued rocket and terror attacks. Since the commencement of these events, there have been additional active hostilities, including with Hezbollah in Lebanon, the Houthi movement controlling parts of Yemen, and with Iran. It is also possible that other terrorist organizations, including Palestinian military organizations in the West Bank, will join the hostilities.

As of the date of these condensed consolidated financial statements, the war with Hamas is ongoing and continues to evolve. In addition, in response to ongoing Iranian aggression and support of proxy attacks against Israel, on June 12, 2025, Israel conducted a series of preemptive defensive air strikes in Iran targeting Iran’s nuclear program and military commanders. On June 24, 2025, a ceasefire was reached, and since such date there has been no further escalation of hostilities between Israel and Iran, although there can be no assurance that the ceasefire will hold or that military activities and hostilities will not continue to exist at varying levels of intensity. Any or all of these situations may potentially escalate in the future to more violent events.

The Company’s headquarters and principal development operations are located in the State of Israel. In addition, all of its key employees, officers and directors are residents of Israel. The ongoing war and other hostilities in Israel have not, to date, materially impacted the Company’s business or operations. Nevertheless, since these are events beyond the Company’s control, their continuation or cessation may affect the Company’s operations. The Company continues to monitor its ongoing activities and will make any needed adjustments to ensure continuity of its business, while supporting the safety and well-being of its employees.

c.	Going concern

The Company has incurred accumulated losses in the amount of $399 million through June 30, 2025, and it expects to continue incurring losses and negative cash flows from operations until the cash flows from its strategic partnerships reach a level to offset its ongoing development costs. In this regard, Company management monitors rolling forecasts of the Company’s liquidity reserves on the basis of anticipated cash flows and seeks to maintain liquidity balances at levels that are sufficient to meet its needs. Management believes that the Company’s current cash and other resources will be sufficient to fund its projected cash requirements into the first half of 2027.

The Company’s cash flow projections are subject to various risks and uncertainties concerning their fulfilment, and these factors and the risks inherent in the Company’s operations indicate that a material uncertainty exists that may cast significant doubt (or raise substantial doubt as contemplated by PCAOB standards) on the Company’s ability to continue as a going concern. These consolidated financial statements have been prepared assuming that the Company will continue as a going concern and do not include any adjustments that might result from the outcome of this uncertainty.

Management’s plans include the realization of capital inflows from its strategic partnerships and, if and when required, raising capital through the issuance of debt or equity securities. There are no assurances, however, that the Company will be successful in obtaining the level of financing needed for its operations. If the Company is unsuccessful in realizing the potential cash flows from its strategic partnerships and/or in raising capital, it may need to reduce activities, or curtail or cease operations.